EXHIBIT 24


                               POWER OF ATTORNEY


              The undersigned, being a director of Standex
         International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1995 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

              Witness my signature as of the 7th day of September, 1995.

                                       /s/ Daniel B. Hogan
                                       ____________________________
                                       Daniel B. Hogan




                                                    EXHIBIT 24


                               POWER OF ATTORNEY


              The undersigned, being a director of Standex
         International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1995 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

              Witness my signature as of the 7th day of September, 1995.


                                       /s/ Samuel S. Dennis 3d
                                       ____________________________
                                       Samuel S. Dennis 3d



                                                    EXHIBIT 24




                               POWER OF ATTORNEY

              The undersigned, being a director of Standex
         International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1995 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

              Witness my signature as of the 7th day of September, 1995.

                                       /s/ John Bolten, Jr.
                                       ____________________________
                                       John Bolten, Jr.




                                                    EXHIBIT 24


                               POWER OF ATTORNEY

              The undersigned, being a director of Standex
         International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1995 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

              Witness my signature as of the 7th day of September, 1995.

                                       /s/  Thomas H. DeWitt
                                       ____________________________
                                       Thomas H. DeWitt





                                                    EXHIBIT 24



                               POWER OF ATTORNEY

              The undersigned, being a director of Standex
         International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1995 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

              Witness my signature as of the 7th day of September, 1995.

                                       /s/  Walter F. Greeley
                                       ____________________________
                                       Walter F. Greeley





                                                    EXHIBIT 24


                               POWER OF ATTORNEY

              The undersigned, being a director of Standex
         International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1995 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

              Witness my signature as of the 7th day of September, 1995.


                                       /s/  C. Kevin Landry
                                       ____________________________
                                       C. Kevin Landry






                                                    EXHIBIT 24



                               POWER OF ATTORNEY

              The undersigned, being a director of Standex
         International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1995 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

              Witness my signature as of the 7th day of September, 1995.

                                       /s/ Thomas L. King
                                       ____________________________
                                       Thomas L. King





                                                    EXHIBIT 24


                               POWER OF ATTORNEY

              The undersigned, being a director of Standex
         International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1995 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

              Witness my signature as of the 7th day of September, 1995.

                                       /s/  William L. Brown
                                       ____________________________
                                       William L. Brown





                                                    EXHIBIT 24

                               POWER OF ATTORNEY


              The undersigned, being a director of Standex
         International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1995 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

              Witness my signature as of the 7th day of September, 1995.

                                       /s/  Sol Sackel
                                       ____________________________
                                       Sol Sackel





                                                    EXHIBIT 24

                               POWER OF ATTORNEY

              The undersigned, being a director of Standex
         International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1995 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

              Witness my signature as of the 7th day of September, 1995.

                                       /s/  Lindsay M. Sedwick
                                       ____________________________
                                       Lindsay M. Sedwick





                                                    EXHIBIT 24

                               POWER OF ATTORNEY

              The undersigned, being a director of Standex
         International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1995 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

              Witness my signature as of the 7th day of September, 1995.

                                       /s/  David R. Crichton
                                       ____________________________
                                       David R. Crichton




                                                    EXHIBIT 24


                               POWER OF ATTORNEY

              The undersigned, being a director of Standex
         International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1995 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

              Witness my signature as of the 7th day of September, 1995.

                                       /s/   Edward J. Trainor
                                       ____________________________
                                       Edward J. Trainor